SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                              May 11, 2006
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On May 11, 2006, the stockholders of Applebee's International, Inc. (the "Company") approved the Company's 2001 Senior Executive Bonus Plan, as amended (the "Plan"). The Plan was originally approved by the stockholders in May of 2001. The stockholders re-approved the Plan in order for the Plan to remain in compliance with section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Plan provides that certain specified officers of the Company may be awarded cash bonuses by the Executive Compensation Committee of the Company upon meeting certain specified performance goals as set forth in the Plan. The performance goals are as set from time-to-time by the Committee and may differ from employee-to-employee and from award-to-award. The specific performance goals for an award must be set as required by section 162(m) of the Code.

         A copy of the Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01  Other Events.

         The stockholders of the Company, at the annual meeting on May 11, 2006, elected Rogelio Rebolledo as a new member of the board of directors, along with five existing directors. A copy of the Company's press release announcing the election of Mr. Rebolledo is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (d)      Exhibits

         10.1     2001 Senior Executive Bonus Plan, as amended.

         99.1     Press release dated May 11, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  May 16, 2006

                                   APPLEBEE'S INTERNATIONAL, INC.


                                By:   /s/ Steven K. Lumpkin
                                   ----------------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer

                                  Exhibit Index


Exhibit Number             Description

         10.1              2001 Senior Executive Bonus Plan, as amended.

         99.1              Press release dated May 11, 2006.